                                                                    Exhibit 10.1

Cover Page to Exhibit 10.1

All of the Purchase Agreements are identical to the form of Series N Stock Purchase Agreement, dated April 28, 2005 attached hereto, except as to the name of the Investor, the number of shares of Series N Convertible Preferred Stock purchased and the purchase price of those shares, all of which is specified in the chart below:

           Investor             No. of Shares Purchased   Purchase Price
-----------------------------   -----------------------   --------------
Andrew Boszhardt, Jr.                    100,408            $  370,000
Scorpion Capital Partners, LP            203,528            $  750,000
Crestview Capital Master, LLC            949,796            $3,500,000
Cordillera Fund, LP                      189,959            $  700,000
SF Capital Partners Ltd.                 542,741            $2,000,000
Leon Frenkel                             271,370            $1,000,000
Gryphon Partners, LP                     162,822            $  600,000
GSSF Master Fund, LP                      81,411            $  300,000
Bristol Investment Fund Ltd.              42,062            $  155,000
                                       ---------            ----------
Total                                  2,544,097            $9,375,000

                                                                    Exhibit 10.1

                            Stock Purchase Agreement

Velocity Express Corporation
One Morningside Drive North, Bldg. B, Suite 300
Westport, CT 06880

The undersigned (the "Investor"), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the "Agreement") is made as of the date set forth below among Velocity Express Corporation, a Delaware corporation (the "Company"), and the Investor.

2. The Company has authorized the sale and issuance of 2,544,098 shares (the "Shares") of Series N Preferred Stock of the Company, $0.004 par value per share (the "Series N Preferred Stock"), to certain investors in a private placement (the "Offering"). The Shares are initially convertible into 2,544,098 shares (the "Conversion Shares") of Common Stock, $0.004 par value (the "Common Stock"), subject to adjustment in accordance with the terms of the Series N Preferred Stock.

3. The Company and the Investor agree that the Investor will purchase from the
Company and the Company will issue and sell to the Investor         Shares at a
                                                            -------
purchase price of $3.685 per Share, or an aggregate purchase price of $        ,
                                                                       --------
pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. ("NASD") member. Exceptions:

--------------------------------------------------------------------------------
   (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                             Dated as of:                , 2005
                                                          ---------------

                                             -----------------------------------
                                             "INVESTOR"


                                             By:
                                                --------------------------------
                                             Print Name:
                                                        ------------------------
                                             Title:
                                                   -----------------------------
                                             Address:
                                                     ---------------------------

AGREED AND ACCEPTED:
Velocity Express Corporation


By:
   ---------------------------------------
Title:
      ------------------------------------

                                     Annex I

                   Terms and Conditions for Purchase of Shares

     1.   Agreement to Sell and Purchase the Shares; Subscription Date.

          1.1 Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I and at the purchase price set forth in such paragraph. The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing Date the Certificate of Designations, Preferences and Rights of Series N Convertible Preferred Stock in the form attached hereto as Exhibit C.

          1.2 Other Investors. As part of the Offering, the Company proposes to enter into this same form of Stock Purchase Agreement with certain other investors (the "Other Investors"), and the Company expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Stock Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.") The Company will accept executed Agreements from Investors for the purchase of Shares commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the "Subscription Date") on which the Company has notified TerraNova Capital Partners, Inc. (in its capacity as Placement Agent for the Shares, the "Placement Agent") in writing that it is no longer accepting Agreements for the purchase of Shares in the Offering.

          1.3 Placement Agent Fee. Investor acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of Shares to the Investor.

     The Company shall indemnify and hold harmless the Investor from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

     2. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the "Closing") shall occur at a place and time, no later than April 28, 2005 (the "Closing Date"), to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, provided that, if requested by the Investor, stock certificates representing such Shares shall be delivered in escrow to such Investor's agent prior to the Closing, to be held until the completion of the Closing. In addition, on or prior to the Closing Date, the Company shall cause counsel to the Company to deliver to the Investors a legal opinion in the form attached hereto as Exhibit D.

     The Company's obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page hereto; (b) completion of purchases and sales under the Agreements with the Other Investors of no less than 2,544,098 Shares in the aggregate together with the purchase by the Investor; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

     The Investor's obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor:
(a) the Company's agreement to issue and sell, and the Investors' agreement to purchase, on the Closing Date, not less than 2,544,098 Shares; (b) the delivery to the Investor by counsel to the Company of a legal opinion in the form attached hereto as Exhibit D; (c) the representations and warranties of the Company contained in Section 3 being true and correct on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing (except with respect to representations and warranties which are made as of a specific date or period, which shall continue to be true and correct in all material respects as of the respective dates and for the respective periods covered); (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; (e) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the condition specified in part (c) of this paragraph has been fulfilled, (f) delivery to Investors by the Company of executed copies of a Registration Rights Agreement in the form attached hereto as Exhibit E, and
(g) delivery to Investors by the Company of a certificate evidencing the Shares purchased by the Investor.

     3. Representations, Warranties and Covenants of the Company. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Section 3, the following terms shall have the meanings set forth below:

          "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

          "Company's Knowledge" means the actual knowledge of the executive officers (as defined in Rule 305 under the 1933 Act) of the Company, after due inquiry.

          "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Shares and the PIK Shares.

          "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

          "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to perform its obligations under the Transaction Documents.

          "Nasdaq" means The Nasdaq Stock Market, Inc.

          "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          "PIK Shares" means shares of Preferred Stock issued as pay-in-kind dividends on the Shares or any previously issued PIK Shares.

          "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

          "Transaction Documents" means the Agreements, the Certificate of Designations, and the Registration Rights Agreement.

          "1933 Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

          3.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect. The Company's Subsidiaries are listed on Schedule 3.1 hereto.

          3.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          3.3 Capitalization. Schedule 3.3 sets forth the capitalization of the Company as of April 26, 2005. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. Except as described on Schedule 3.3, all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim. Except as described on Schedule 3.3, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 3.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by the Agreements, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 3.3, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described on Schedule 3.3 and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

          Except as described on Schedule 3.3, the issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

          Except as described on Schedule 3.3, the Company does not have outstanding stockholder purchase rights or "poison pill" or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

          3.3 Valid Issuance. The Shares are duly and validly authorized and, when issued and paid for pursuant to the Agreements, will be validly issued, fully paid and nonassessable, free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws, and will be entitled to the relative rights, powers and preferences set forth in the Certificate of Designations. The PIK Shares are duly and validly authorized and, when issued pursuant to the terms of the Certificate of Designations, will be validly issued, fully paid and nonassessable, free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws, and will be entitled to the relative rights, powers and preferences set forth in the Certificate of Designations. Upon the conversion of the Shares and/or the PIK Shares, the Conversion Shares will be validly issued, fully paid and non-assessable, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. The Company will have reserved a sufficient number of shares of Common Stock for the issuance of the Conversion Shares, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

          3.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) filings that have been made pursuant to applicable state securities laws, (ii) post-sale filings pursuant to applicable state and federal securities laws and (iii) such consents as have been previously obtained. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 4 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Shares,
(ii) the issuance of the PIK Shares in accordance with the Certificate of Designations, (iii) the issuance of the Conversion Shares upon due conversion of the Shares and the PIK Shares, and (iv) the other transactions contemplated by the Transaction Documents, from the provisions of any stockholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Certificate of Incorporation or By-laws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by the Investors or the exercise of any right granted to the Investors pursuant to the Transaction Documents.

          3.6 Delivery of SEC Filings; Business. The Company has made available to the Investors through the EDGAR system, true and complete copies of the Company's Annual Report on Form 10-K for the fiscal year ended July 3, 2004 (and any amendments thereto filed prior to the date hereof), the Company's Proxy Statement for its 2003 and 2004 Annual Meeting of Stockholders, or the Company's Quarterly Reports on Form 10-Q for the quarter ended January 1, 2005 or any of the Company's Current Reports on Form 8-K filed since January 31, 2005 (collectively, the "SEC Filings"). Except as described on Schedule 3.6, the SEC Filings are the only filings required of the Company pursuant to the 1933 Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries.

          3.7 Use of Proceeds. The net proceeds of the sale of the Shares hereunder shall be used by the Company for working capital and general corporate purposes in accordance with financial budgets approved from time to time by the Board of Directors of the Company.

          3.8 No Material Adverse Change. Since January 1, 2005, except for the transactions contemplated by the Transaction Documents and except as identified and described in the SEC Filings or as described on Schedule 3.8, there has not been:

               (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

               (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

               (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

               (iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

               (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

               (vi) any change or amendment to the Company's Certificate of Incorporation or By-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

               (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

               (viii) any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

               (ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

               (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

               (xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

          3.9 SEC Filings.

               (a) Except as described in Schedule 3.9, at the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (b) Each registration statement and any amendment thereto filed by the Company and which has become effective since January 1, 2001 pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          3.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under
(i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

          3.11 Tax Matters. Except as described in Schedule 3.11, the Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the

Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described on Schedule 3.11, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

          3.12 Title to Properties. Except as disclosed in the SEC Filings and except for liens, encumbrances and defects that arise in the ordinary course of business and do not impair the Company's ownership or use of such properties, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

          3.13 Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

          3.13 Labor Matters.

          (a) The Company has complied with the federal Worker Adjustment and Retraining Notification Act of 1988, as amended, in connection with the transactions contemplated by this Agreement and the Transaction Documents.

          (b) Except as set forth on Schedule 3.13, the Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees' health, safety, welfare, wages and hours.

          (c) (i) There are no labor disputes existing, or to the Company's Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company's employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company's Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company's employees, (iii) no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company's Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.

          (d) The Company is, and at all times has been, in full compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There no claims are pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1963, the Age Discrimination Act of 1967, 32 U.S.C. (S)(S) 1981 or 1983 or any other federal, state or local Law, statute or ordinance barring discrimination in employment.

          (e) The Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any "excess parachute payment," as defined in Section 2806(b) of the Internal Revenue Code.

          (f) Except as specified in Schedule 3.13, each of the Company's employees is a Person who is either a United States citizen or a permanent resident entitled to work in the United States. To the Company's Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.

          3.15 Intellectual Property.

               (a) All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable, except where the failure to be in compliance or to be valid and enforceable has not and could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries taken as a whole. No Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. No patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

               (b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

               (c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

               (d) The conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

               (e) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

               (f) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party.

          3.16 Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company's Knowledge, threatened investigation that might lead to such a claim.

          3.17 Litigation. Except as described on Schedule 3.17, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties involving an amount in controversy in excess of $175,000; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

          3.18 Financial Statements. Except as described on Schedule 3.18, the financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1933 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on
Schedule 3.18, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

          3.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

          3.20 Compliance with Nasdaq Continued Listing Requirements. Except as described in Schedule 3.20, the Company is in compliance with applicable Nasdaq continued listing requirements. Except as described in Schedule 3.20, there are no proceedings pending or, to the Company's Knowledge, threatened against the Company relating to the continued listing of the Company's Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company's Knowledge is there any basis for, the delisting of the Common Stock from Nasdaq. Except as described in Schedule 3.20, the Company is in material compliance with NASD rules and regulations applicable to the Company.

          3.21 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 3.21.

          3.22 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

          3.23 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 3(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

          3.24 Private Placement. Assuming the truth and accuracy of the Investors' representations set forth in Section 4 of this Agreement, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

          3.25 Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

          3.26 Transactions with Affiliates. Except as disclosed in the SEC Filings or as disclosed on Schedule 3.26, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          3.27 Internal Controls. Except as described in Schedule 3.27, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in Schedule 3.27, the Company has established disclosure controls and procedures (as defined in 1933 Act Rules 13a-13 and 15d-13) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the 1933 Act, as the case may be, is being prepared. Except as described in Schedule 3.27, the Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1933 Act (such date, the "Evaluation Date"). Except as described in Schedule 3.27, the Company presented in its most recently filed periodic report under the 1933 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Except as described in Schedule 3.27, since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company's Knowledge, in other factors that could significantly affect the Company's internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1933 Act.

          3.28 Disclosures. Prior to the Effectiveness Deadline, the Company shall take such actions as may be necessary so that at the Effectiveness Deadline, neither the Company nor any Person acting on its behalf will have provided the Investors or their agents or counsel with any information that continues to constitute or might constitute material, non-public information. The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     4. Representations, Warranties and Covenants of the Investor.

          4.1 Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, and has such business and financial experience as is required to give it the capacity to utilize the information received, to evaluate the risks involved in purchasing the Shares, and to protect its own interests in connection with the purchase of the Shares and is able to bear the risks of an investment in the Shares; (ii) the Investor understands that the Shares are "restricted securities" and have not been registered under the Securities Act and is acquiring the number of Shares set forth on the Signature Page hereto in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares;

(iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Signature Page hereto and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of a registration statement for the resale of the Conversion Shares (the "Registration Statement") and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the representations and warranties of the Company contained herein. Investor understands that the Shares to be issued to the Investor have not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein, and the Investor is able to bear the economic risk of holding the Shares for an indefinite period of time and can afford a complete loss of its investment. The Placement Agent is not authorized to make any representation or use any information in connection with the placement, purchase and sale of the Shares, and no person is authorized to provide any representation which is inconsistent or in addition to those in the SEC Reports. The Investor acknowledges that it has not received or relied on any such representations.

          4.2 International Actions. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States. If the Investor is located outside the United States, it has or will take all actions necessary for the sale of the Shares to comply with all applicable laws and regulations in each foreign jurisdiction in which it offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

          4.3 Registration Required. The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement and the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Shares in a transaction not subject to the prospectus delivery requirement), and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that as set forth in, and subject to the provisions of, the Registration Rights Agreement, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.

          4.4 Power and Authority. The Investor further represents and warrants to, and covenants with, the Company that (i) if an entity, the Investor is duly organized and in good standing in the jurisdiction of its organization, (ii) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement has been duly authorized, executed and delivered, and constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

          4.5 No Dispositions. The Investor will not, prior to the effectiveness of the Registration Statement, or, if earlier, 90 days from the Closing Date, directly or indirectly, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Common Stock of the Company, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Shares by the Investor. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or equity swap transaction or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock of the Company.

          4.6 No Tax or Legal Advice. The Investor understands that nothing in this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

     5. Right of First Refusal on Future Financings. From the date hereof until one year after the Closing Date, upon any financing by the Company of its Common Stock or Common Stock Equivalents (a "Subsequent Financing"), each Investor shall have the right to participate in such Subsequent Financing as described herein. At least five (5) Business Days but not more than ten (10) Business Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than one Business Day after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto. Each Investor shall notify the Company by 6:30 p.m. (New York City time) on the fifth

(5th) Business Day after their receipt of the Subsequent Financing Notice of its willingness to provide the Subsequent Financing on the terms described in the Subsequent Financing Notice, subject to completion of mutually acceptable documentation. If one or more Investors shall fail to so notify the Company of their willingness to participate in the Subsequent Financing, the Investors agreeing to participate in the Subsequent Financing (the "Participating Investors") shall have the right to provide all of the Subsequent Financing. If one or more Investors fail to notify the Company of their willingness to provide all of the Subsequent Financing and the Participating Investors do not agree to provide all of the Subsequent Financing, the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice; provided that the Company must provide the Investors with a second Subsequent Financing Notice, and the Investors will again have the right of first refusal set forth above in this Section 5, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 30 Business Days after the date of the initial Subsequent Financing Notice with the Person identified in the Subsequent Financing Notice. In the event the Company receives responses to Subsequent Financing Notices from Investors seeking to purchase more than the financing sought by the Company in the Subsequent Financing such Investors shall have the right to purchase their Pro Rata Portion (as defined below) of the Common Stock or Common Stock Equivalents to be issued in such Subsequent Financing. "Pro Rata Portion" is the ratio of (x) the amount invested by such Investor pursuant to this Agreement (the "Subscription Amount") and (y) the aggregate sum of all of the Subscription Amounts. Notwithstanding the foregoing, this Section 5 shall not apply in respect of the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement, (c) securities to a strategic partner in a transaction, the primary purpose of which is not the raising of capital, (d) securities to a lender in connection with the provision of credit to the Company and (e) securities to a Series M investor in a Subsequent Financing.

     6. Filing of Form 8-K. No later than the fourth trading day following the Closing Date, the Company will file a Current Report on Form 8-K attaching copies of the Transaction Documents. In addition, the Company will make such other filings and notices in the manner and time required by the SEC or Nasdaq.

     7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefore.

     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

               (a) if to the Company, to:

                    Velocity Express Corporation
                    One Morningside Drive North
                    Building B - Suite 300
                    Attention: Wesley C. Fredenburg
                    Telephone: (612) 337-4525
                    Telecopy: (   )
                               ---  ----------

                    With a copy to:

                    Dorsey & Whitney LLP
                    50 South Sixth Street, Suite 1500
                    Minneapolis, MN 55402
                    Attention: Jonathan B. Abram, Esq.
                    Telephone: (612) 343-7962
                    Telecopy: (612) 340-2868

               (b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

     9. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

     10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

     13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     14. Confidential Disclosure Agreement. Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

                                    Exhibit A

                          Velocity Express Corporation

                         STOCK CERTIFICATE QUESTIONNAIRE

     Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.   The exact name that your Shares are to be
     registered in (this is the name that will appear   ------------------------
     on your stock certificate(s)). You may use a nominee name if appropriate:

2.   The relationship between the Investor and the
     registered holder listed in response to item 1     ------------------------
     above:

3.   The mailing address of the registered holder
     listed in response to item 1 above:                ------------------------

4.   The Social Security Number or Tax Identification
     Number of the registered holder listed in the      ------------------------
     response to item 1 above:

                                    Exhibit B

                          Velocity Express Corporation

                             INVESTOR QUESTIONNAIRE

                (all information will be treated confidentially)

To: Velocity Express Corporation:

     This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the Series N Preferred Stock, par value $0.004 per share (the "Shares"), of Velocity Express Corporation (the "Company"). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.   Background Information

Name:
     ---------------------------------------------------------------------------

Business Address:
                 ---------------------------------------------------------------
                                    (Number and Street)

--------------------------------------------------------------------------------
(City)                              (State)                      (Zip Code)

Telephone Number: (    )
                        --------------------------------------------------------

Residence Address:
                  --------------------------------------------------------------
                                    (Number and Street)

--------------------------------------------------------------------------------
(City)                              (State)                      (Zip Code)

Telephone Number: (    )
                        --------------------------------------------------------
If an individual:

Age:         Citizenship:             Where registered to vote:
    ------               ----------                            -----------------

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:
               -----------------------------------------------------------------

State of formation:                   Date of formation:
                   --------------                       ------------------------

Social Security or Taxpayer Identification No.
                                              ----------------------------------

Send all correspondence to (check one):    Residence Address    Business Address
                                        ---                  ---

B.   Status as Accredited Investor

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, as at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

     (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a
----
savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;/1/

     (2) a private business development company as defined in Section 202(a)(22)
----
of the Investment Adviser Act of 1940;

     (3) an organization described in Section 501(c)(3) of the Internal Revenue
----
Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

     (4) a natural person whose individual net worth, or joint net worth with
----
that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

     (5) a natural person who had an individual income in excess of $200,000 in
----
each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (6) a trust, with total assets in excess of $5,000,000, not formed for the
----
specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

     (7) an entity in which all of the equity owners are accredited investors
----
(as defined above).

----------
/1/ As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C.   Representations

The undersigned hereby represents and warrants to the Company as follows:

     1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

     2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

     3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

     4. The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

     5. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described under the headings "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended July 3, 2004 and the Company's Quarterly Report on Form 10-Q for the quarter ended January 1, 2005.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this
                                                                         -----
day of           , 2005, and declares under oath that it is truthful and
       ----------
correct.

                                        Print Name


                                        By:
                                           -------------------------------------
                                        Signature

                                        Title:
                                              ----------------------------------
                                              (required for any purchaser that
                                               is a corporation, partnership,
                                               trust or other entity)

                                    EXHIBIT D

                              FORM OF LEGAL OPINION

Ladies and Gentlemen:

     I am General Counsel to Velocity Express Corporation, a Delaware corporation (the "Company"), in connection with the preparation, execution and delivery of certain Stock Purchase Agreements (the "Agreements"), by and between the Company and certain Investors (the "Investors"). This opinion letter is provided to the Investors at the request of the Company pursuant to Section 2 of the Agreements. Except as otherwise indicated herein, capitalized terms used in this opinion letter are defined as set forth in the Agreements.

     I have examined certain corporate records, certificates and documents in rendering this opinion. In making such examinations, I have made certain customary assumptions, such as the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the lack of any undisclosed modifications, waivers or amendments to any agreements reviewed by me, the conformity to authentic originals of all documents submitted to me as certified or photostatic copies and the truth and accuracy of factual statements contained in such documents and certificates. Except as expressly set forth herein, I have also assumed that the execution, delivery and performance of any agreements or consents are within the powers of each signatory and have been duly authorized and validly carried out. The opinions expressed herein are limited to the Federal laws of the United States of America and the laws of the State of Delaware and do not address the laws of any other jurisdiction, including under conflicts of law principles, rules and regulations. In addition, I express no opinion on any provisions of any Agreement or other documents delivered in connection therewith relating to indemnification or waivers to the extent that such indemnification or waivers may be held to be unenforceable because they are in violation of public policy.

     Based upon and subject to the foregoing and the additional qualifications set forth below, I am of the opinion that:

     1. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the SEC Reports.

     2. The Company is duly qualified to transact business in each jurisdiction in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business condition (financial or otherwise) or properties of the Company.

     3. The Shares have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be validly issued, fully paid and nonassessable.

     4. To our knowledge, the sale of the Shares pursuant to the Agreements does not violate any currently existing preemptive right, co-sale right, registration right, right of first refusal or other similar right to purchase any shares of Common Stock from the Company pursuant to the Company's certificate of incorporation or bylaws or any agreement to which the Company is a party and which is listed as an exhibit in the SEC Reports.

     5. The Company has the corporate or other applicable power and authority to enter into the Agreements and the Company has the applicable power and authority to issue and sell and deliver to each Investor such Investor's respective portion of the Shares to be sold and delivered by it pursuant to the Agreements. The Company has the corporate power and authority to register the Shares under the terms of the Agreements.

     6. The Agreements have been duly authorized by all necessary corporate or other applicable action on the part of the Company and have been duly executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their terms.

     7. The execution, delivery and performance of the Agreements and the consummation of the transactions therein contemplated do not and will not: (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, or any agreement or instrument listed as an exhibit in the SEC Reports; (ii) result in the creation of a lien on any material portion of the assets of the Company; or
          (iii) result in a violation of federal or Delaware law applicable to the Company.

     8. No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body by the Company is necessary in connection with the execution and delivery of the Agreements and the consummation of the transactions therein contemplated (other than as may be required by federal or state securities laws).

     9. Assuming that the representations and warranties of the Investors and the Company set forth in the Agreements and the exhibits thereto are true and correct, the offer, sale and delivery of the Shares to the Investors, in the manner contemplated by the Agreements, does not need to be registered under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any such Shares.

     10. To my knowledge, except as disclosed in the SEC Reports or the Agreements, there is no action, suit, claim, proceeding or investigation, at law, in equity or otherwise, or by or before any government instrumentality or other agency, now pending which if adversely determined would have a material adverse effect on the business, operation, or operating condition of the Company.

     11. The issuance of the Shares does not require approval of the Company's stockholders pursuant to the Nasdaq Marketplace Rules.

     For purposes of the opinions set forth above in paragraphs 1 and 2 with respect to the good standing of the Company and its qualification to do business in identified states, we are relying solely upon relevant certificates from such States (copies of which are attached hereto as Exhibit A). We express no opinion with respect to such matters beyond the date of such certificates.

     The opinions set forth above in paragraph 7 are subject to and limited by the following:

          (a) the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws and legal and equitable principles relating to, limiting or affecting the enforcement of creditors' and contracting parties' rights generally including, without limitation, preferences and fraudulent conveyances and concepts of materiality, reasonableness, good faith, fair dealing and unconscionability;

          (b) the discretion of courts in awarding equitable remedies (regardless of whether considered in a proceeding in equity or at law), including, but not limited to, specific performance or injunctive relief; and

          (c) we express no opinion with respect to the enforceability of the indemnification and contribution provisions of the Agreements.

     We assume no obligation to supplement this opinion if any applicable laws change after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof.

     This opinion letter is rendered solely for your benefit in connection with the Agreements, and may not be relied upon for any other purpose, or furnished to, used, circulated, quoted or referred to by any other person without our prior written consent.

                                        Sincerely,